SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)		60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Earnings Press Release dated 2/4/04
4th Quarter 2003 Supplement Oper. & Financial Data

SIGNATURE
EXHIBIT INDEX
Earnings Press Release dated 2/4/04
4th Quarter 2003 Supplemental Operating & Financial Data

Item 12. Results of Operations and Financial Condition

     On February 4, 2004, Equity Office announced its consolidated financial results for the quarter ended December 31, 2003. A copy of Equity Office’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of Equity Office’s Fourth Quarter Supplemental Operating and Financial Data package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Office under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: February 4, 2004	By:	/s/ Marsha C. Williams Marsha C. Williams Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Equity Office Earnings Press Release dated February 4, 2004

99.2	Equity Office Fourth Quarter 2003 Supplemental Operating and Financial Data